AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated June 8, 2009

At a special meeting held on June 5, 2009, The Azzad Funds Board of Directors approved the below changes to the Azzad Ethical Mid Cap Fund (ADJEX). The change will not affect the status of your account or your investment in the Azzad Funds.

The Azzad Ethical Mid Cap Fund (ADJEX) overall expense ratio will be reduced from 1.9% to 0.99% which includes the fund’s management fee which will be reduced from 1% to 0.80% effective with the fund’s new fiscal year starting July 1, 2009.

Effective July 1, 2009, Azzad Asset Management, the investment adviser for the fund, has agreed to waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the Fund’s total net annual operating expenses to 0.99% of average daily net assets. This agreement is in effect for a ten-year period beginning July 1, 2009. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by the Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 0.99% expense limitation.

THERE IS NO ACTION REQUIRED ON YOUR PART.

If you have any questions, please contact us at 888-350-3369.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.